UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2018

CLEARBRIDGE

INTERNATIONAL VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks total return on its assets from growth of capital and income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Value Fund for the twelve-month reporting period ended October 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

II	ClearBridge International Value Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended October 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s second reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on October 31, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. October 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In October 2018, 22.5% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Turning to the global economy, in its October 2018 World Economic Outlook, the International Monetary Fund (“IMF”)ii said, “Global growth for 2018-19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April [2018] and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.0%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.1% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will be 4.7% in 2018, the same as in 2017.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)iii kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased

ClearBridge International Value Fund	III

Investment commentary (cont’d)

€60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	ClearBridge International Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks total return on its assets from growth of capital and income. The Fund invests primarily in equity securities of foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity securities of foreign companies. The Fund may invest in equity securities of small, medium and large capitalization issuers. The Fund may invest in equity securities of foreign companies either directly or through depositary receipts representing an interest in those securities. The Fund may also invest in emerging markets on an opportunistic basis.

Under normal circumstances, the Fund may invest up to 20% of its net assets in debt securities of U.S. and foreign corporate and governmental issuers, including up to 10% of its net assets in debt securities rated below investment grade. The Fund may invest in all types of debt securities of any maturity or credit quality. We leverage an integrated global research approach that seeks investments that we believe offer the best potential for capital appreciation. While we select investments primarily for their capital appreciation potential, some investments have an income component as well.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended October 31, 2018, international markets struggled, with developed markets holding up better than emerging markets. Japan, Asia ex-Japan and the United Kingdom outperformed by losing less than the 6.85% decline of the MSCI EAFE Indexi, while Europe ex-U.K. lagged slightly. Central banks outside the U.S. continued their accommodative stance to spur inflation and growth, but the European Central Bank (“ECB”)ii began to wind down its quantitative easing program by slowing its government bond purchases. A developing trade war between the U.S. and China, the world’s two largest economies, unfavorable currency trends caused by a strengthening U.S. dollar, as well as geopolitical uncertainty in Europe, weighed on stock prices.

Global politics seems to be rising in importance in investor’s calculus and we are monitoring those moves closely. The failure of Italy to form a coalition government in May 2018 reintroduced populist risks to the viability of the Eurozone, caused a sharp sell-off in the banking industry and pressured the euro. Fiscal policy in Italy remained unsettled after it submitted a budget plan to the European Union (“EU”) that exceeded debt to gross domestic product (“GDP”)iii guidelines. In the U.K., Prime Minister May’s unsuccessful Brexit negotiations with the EU has hurt British shares.

Rising perceptions of risk have caused the U.S. dollar to appreciate against the euro and other currencies. This is beneficial for European exporters but presents problems for commodity-dependent emerging markets, that finance their debt in U.S. dollars. Those with higher levels of U.S. dollar-denominated debt have been particularly hard hit.

In addition to the headwinds facing international equities during the year, the recent actions of global central banks have created serious challenges for today’s investors, namely inflated asset prices, rising interest rates and record-high debt levels. Since the late 1990s, asset prices have significantly

ClearBridge International Value Fund 2018 Annual Report	1

Fund overview (cont’d)

diverged from underlying fundamentals and are in another massive bubble.

In such a contorted environment, both wealth and income disparities and the relative performance of real assets, value stocks and non-U.S. equities have diverged dramatically. During the reporting period, these “gaps” reached generational levels. International shares have surrendered all the excess performance when compared with U.S. stocks going back to 1970. To find an annualized period when foreign value equities outperformed growth you now must go back 18 years.

These current concerns were balanced during the reporting period by robust global economic fundamentals, which should continue to be supportive of equities. Unemployment is at multi-decade lows in the U.S., EU and Japan. We are seeing gathering strength in consumer spending across the markets we target, and global Purchasing Managers’ Index (“PMI”)iv readings are in healthy territory, indicating industrial expansion. In addition, China is aggressively increasing its stimulus programs to maintain economic growth and ward off negative impacts from tariffs.

Q. How did we respond to these changing market conditions?

A. The challenge for a disciplined value manager in such an unsettled environment is to maintain exposure to the most attractive longer-term reversion opportunities while also considering the risks that accompany generally inflated asset prices, tightening monetary conditions and destabilizing political developments. We still believe the next decade should be rewarding for long-suffering assets, including emerging market, reflation beneficiaries, Asia, global banks and value stocks in general. The outperformance of price-based metrics has increased the detachment of individual stocks from underlying fundamentals, providing us the ability to upgrade the quality, earnings resilience, free cash flows and dividend yields in the hard-hit cyclical, financial and emerging market shares. This prepares the Fund to better endure more trying market conditions, while not abandoning the significant long-term upside in contrarian value stocks.

To add further resilience to the Fund’s portfolio, we also increased exposure to a number of classically defensive holdings that have underperformed for some time. Our primary focus has been on the Health Care sector where the potential for price erosion and increased regulatory scrutiny appears to be fully reflected in the historically low valuations. While generally less compelling from a valuation and earnings growth standpoint, we also found select food, beverage, household product, utility and telecom equities appearing on our positive timing screens for the first time in several years. From a regional standpoint, we took advantage of the sharp correction in Asian markets to shift more exposure from West to East.

A broad correction in asset prices is most often the ultimate end to the relative suffering for international value stocks. In the current market, the unwinding of the overvalued and crowded momentum trade will likely be painful. We remain focused upon those sectors and regions offering the combination of value, growth and quality and are well positioned for the shift in leadership to value stocks. We took advantage of the recent market sell-off to upgrade the fundamental quality of the Fund’s holdings at ever more attractive valuations and

2	ClearBridge International Value Fund 2018 Annual Report

dividend yields. This included adding to European financials, Asian consumer and cyclical companies, firms directly and indirectly exposed to emerging markets along with both natural gas and agricultural commodity producers. We continued to hold a greater-than-benchmark weight in the U.K. and are actively rebalancing toward domestic demand-oriented stocks to take advantage of Brexit fears. Japanese value stocks have also experienced significant underperformance and we expect to reduce our underweight there soon.

Overall, we continued to be positioned pro-cyclically and for a long-term normalization of inflation and interest rates. With non-U.S. value stocks trading at some of the lowest levels in a generation, the long-term opportunities are exceptional. While the Fund’s recent results have been challenging, they also clearly indicate that we are positioned differently than the market and our peers and are set, in our opinion, to take advantage of the return of company fundamentals as determinants of performance.

Performance review

For the twelve months ended October 31, 2018, Class A shares of ClearBridge International Value Fund, excluding sales charges, returned -14.90%. The Fund’s unmanaged benchmark, the MSCI All Country World Index Ex-U.S.v, returned -8.24%, for the same period. The Lipper International Multi-Cap Value Funds Category Average1 returned -9.86% over the same time frame.

Performance Snapshot as of October 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Value Fund:
Class A	-15.59%	-14.90%
Class C	-15.99%	-15.58%
Class R	-15.74%	-15.18%
Class I	-15.49%	-14.66%
Class IS	-15.42%	-14.54%
MSCI All Country World Index Ex-U.S.	-11.32%	-8.24%
Lipper International Multi-Cap Value Funds Category Average[1]	-12.21%	-9.86%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 184 funds for the six-month period and among the 180 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge International Value Fund 2018 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.42%, 2.17%, 1.61%, 0.99% and 0.87%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.50% for Class R shares, 0.90% for Class I shares and 0.80% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the leading contributors to performance during the reporting period came from the Energy and Real Estate sectors. Relative to the benchmark, overall sector allocation contributed to performance. In particular, an underweight allocation to the Communication Services1 sector, stock selection in the Consumer Discretionary sector and the Fund’s cash position supported relative results. On a regional basis, stock selection and an overweight allocation in emerging markets benefited relative results over the period.

Over the reporting period, individual stocks that made a significant contribution to performance included Sony Corp. in the Consumer Discretionary sector, Saipem SpA and BP PLC, both in the Energy sector, Novartis AG in the Health Care sector and Infosys Ltd. in the Information Technology (“IT”) sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall stock selection negatively impacted performance for the reporting period. In particular, stock selection in the Financials, Industrials and IT sectors hurt performance.

On a regional basis, relative performance was most negatively impacted by stock selection in Europe ex-U.K. and the U.K.

Individual holdings that detracted from performance during the reporting period

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

4	ClearBridge International Value Fund 2018 Annual Report

included Bayer AG in the Health Care sector, BNP Paribas SA, UniCredit SpA and Banco Santander SA, all in the Financials sector, as well as A.P. Moller-Maersk A/S in the Industrials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund established a number of new positions and closed a number of existing positions over the course of the reporting period. The largest additions to the Fund’s portfolio were positions in BMW AG in the Consumer Discretionary sector, Nutrien Ltd. in the Materials sector, Imperial Brands Plc in the Consumer Staples sector, Teva Pharmaceutical Industries Ltd. in the Health Care sector and Saipem S.p.A. in the Energy sector. The largest eliminations from the Fund’s portfolio were Sanofi in the Health Care sector, Safran S.A. and Tarkett SA, both in the Industrials sector, Samsung Electronics Co., Ltd. in the IT sector and TomTom International in the Consumer Discretionary sector.

Thank you for your investment in ClearBridge International Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Sean M. Bogda, CFA

Portfolio Manager

ClearBridge Investments, LLC

Paul D. Ehrlichman

Senior Portfolio Manager

ClearBridge Investments, LLC

Safa R. Muhtaseb, CFA

Portfolio Manager

ClearBridge Investments, LLC

Grace Su

Portfolio Manager

ClearBridge Investments, LLC

November 16, 2018

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund is subject to certain risks of foreign investing not associated with domestic investing. These include currency fluctuations; political, social and economic uncertainties; differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. To the extent the Fund invests in fixed-income securities, these securities are subject to various risks, including but not limited to interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. The Fund may use

ClearBridge International Value Fund 2018 Annual Report	5

Fund overview (cont’d)

derivatives, such as forward foreign currency contracts, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2018 were: BNP Paribas SA (2.8%), Bayer AG, Registered Shares (2.4%), Banco Santander SA (2.4%), Novartis AG (2.4%), BP PLC (2.3%), Roche Holding AG (2.1%), Honda Motor Co., Ltd. (2.1%), Bayerische Motoren Werke AG (2.0%), UniCredit SpA (1.9%) and Royal Bank Of Scotland Group PLC (1.9%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2018 were: Financials (26.5%), Materials (14.4%), Industrials (12.0%), Health Care (10.7%) and Consumer Discretionary (8.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv

The Purchasing Managers’ Index (“PMI”) is an indicator of the economic health of the manufacturing and service sectors. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

[v]

The MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”) is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets.

6	ClearBridge International Value Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2018 and October 31, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

ClearBridge International Value Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2018 and held for the six months ended October 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-15.59%	$1,000.00	$844.10	1.25%	$5.81	Class A	5.00%	$1,000.00	$1,018.90	1.25%	$6.36
Class C	-15.99	1,000.00	840.10	1.95	9.04	Class C	5.00	1,000.00	1,015.38	1.95	9.91
Class R	-15.74	1,000.00	842.60	1.50	6.97	Class R	5.00	1,000.00	1,017.64	1.50	7.63
Class I	-15.49	1,000.00	845.10	0.90	4.19	Class I	5.00	1,000.00	1,020.67	0.90	4.58
Class IS	-15.42	1,000.00	845.80	0.80	3.72	Class IS	5.00	1,000.00	1,021.17	0.80	4.08

8	ClearBridge International Value Fund 2018 Annual Report

[1]	For the six months ended October 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge International Value Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/18	-14.90%	-15.58%	-15.18%	-14.66%	-14.54%
Five Years Ended 10/31/18	-0.65	-1.39	N/A	-0.28	-0.18
Ten Years Ended 10/31/18	6.22	5.48	N/A	6.58	6.68
Inception* through 10/31/18	—	—	-1.39	—	—

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/18	-19.80%	-16.42%	-15.18%	-14.66%	-14.54%
Five Years Ended 10/31/18	-1.81	-1.39	N/A	-0.28	-0.18
Ten Years Ended 10/31/18	5.59	5.48	N/A	6.58	6.68
Inception* through 10/31/18	—	—	-1.39	—	—

Cumulative total returns
Without sales charges[1]
Class A (10/31/08 through 10/31/18)	82.88%
Class C (10/31/08 through 10/31/18)	70.49
Class R (Inception date of 1/31/14 through 10/31/18)	-6.41
Class I (10/31/08 through 10/31/18)	89.16
Class IS (10/31/08 through 10/31/18)	90.95

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are February 18, 1986 (including predecessor fund), January 4, 1993, January 31, 2014, December 29, 2006 and August 4, 2008, respectively.

10	ClearBridge International Value Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge International Value Fund vs. MSCI All Country World Index Ex-U.S.† —October 2008 - October 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge International Value Fund on October 31, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2018. The hypothetical illustration also assumes a $10,000 investment, as applicable, in the MSCI All Country World Index Ex-U.S. The MSCI All Country World Index Ex-U.S. is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies, it includes both developed and emerging markets. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge International Value Fund 2018 Annual Report	11

Schedule of investments

October 31, 2018

ClearBridge International Value Fund

Security	Shares	Value
Common Stocks — 93.1%
Communication Services — 1.4%
Diversified Telecommunication Services — 1.4%
KT Corp.	89,408	$2,248,019	(a)
Telecom Italia SpA	5,446,830	3,208,266	*(a)
Total Communication Services		5,456,285
Consumer Discretionary — 8.5%
Automobiles — 4.0%
Bayerische Motoren Werke AG	86,870	7,493,366	(a)
Honda Motor Co., Ltd.	282,438	8,078,763	(a)
Total Automobiles		15,572,129
Hotels, Restaurants & Leisure — 1.1%
Whitbread PLC	73,390	4,124,862	(a)
Household Durables — 1.2%
Sony Corp.	85,145	4,582,513	(a)
Textiles, Apparel & Luxury Goods — 2.2%
ANTA Sports Products Ltd.	936,685	3,839,062	(a)
PRADA SpA	1,290,740	4,582,376	(a)
Total Textiles, Apparel & Luxury Goods		8,421,438
Total Consumer Discretionary		32,700,942
Consumer Staples — 5.7%
Beverages — 1.2%
Diageo PLC	136,040	4,705,237	(a)
Food Products — 1.8%
Danone SA	46,573	3,299,739	(a)
Thai Union Group PCL	6,152,370	3,081,432	(a)
Thai Union Group PCL	1,301,200	651,709	(a)
Total Food Products		7,032,880
Personal Products — 1.2%
Hengan International Group Co., Ltd.	547,840	4,359,163	(a)
Tobacco — 1.5%
Imperial Brands PLC	165,890	5,621,021	(a)
Total Consumer Staples		21,718,301
Energy — 8.5%
Energy Equipment & Services — 1.4%
Saipem SpA	1,003,680	5,492,481	*(a)
Oil, Gas & Consumable Fuels — 7.1%
BP PLC	1,240,267	8,983,899	(a)
Encana Corp.	521,490	5,324,035

See Notes to Financial Statements.

12	ClearBridge International Value Fund 2018 Annual Report

ClearBridge International Value Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Royal Dutch Shell PLC, Class A Shares	197,150	$6,258,962	(a)
Total SA	109,643	6,434,858	(a)
Total Oil, Gas & Consumable Fuels		27,001,754
Total Energy		32,494,235
Financials — 26.5%
Banks — 17.0%
Banco Santander SA	1,957,282	9,279,008	(a)
Bangkok Bank PCL, Registered Shares	623,070	3,991,514	(a)
Barclays PLC	2,166,704	4,765,884	(a)
BNP Paribas SA	205,164	10,698,118	(a)
China Construction Bank Corp., Class H Shares	9,080,842	7,181,354	(a)
Royal Bank of Scotland Group PLC	2,437,940	7,359,993	(a)
Shinhan Financial Group Co., Ltd.	86,418	3,211,886	(a)
Standard Chartered PLC	858,363	6,025,263	(a)
Sumitomo Mitsui Financial Group Inc.	92,529	3,594,676	(a)
Turkiye Garanti Bankasi AS	1,360,780	1,711,933	(a)
UniCredit SpA	576,213	7,365,812	(a)
Total Banks		65,185,441
Capital Markets — 5.4%
Credit Suisse Group AG, Registered Shares	531,326	6,924,684	(a)
Daiwa Securities Group Inc.	709,802	4,087,054	(a)
Korea Investment Holdings Co. Ltd.	65,791	3,444,234	(a)
UBS Group AG, Registered Shares	436,986	6,097,466	(a)
Total Capital Markets		20,553,438
Diversified Financial Services — 1.6%
Far East Horizon Ltd.	4,241,570	4,109,791	(a)
Standard Life Aberdeen PLC	644,565	2,226,460	(a)
Total Diversified Financial Services		6,336,251
Insurance — 2.5%
Aviva PLC	573,928	3,139,986	(a)
AXA SA	254,390	6,368,269	(a)
Total Insurance		9,508,255
Total Financials		101,583,385
Health Care — 10.7%
Pharmaceuticals — 10.7%
Allergan PLC	37,520	5,928,535
Bayer AG, Registered Shares	121,200	9,305,271	(a)
Mylan NV	107,060	3,345,625	*

See Notes to Financial Statements.

ClearBridge International Value Fund 2018 Annual Report	13

Schedule of investments (cont’d)

October 31, 2018

ClearBridge International Value Fund

Security	Shares	Value
Pharmaceuticals — continued
Novartis AG, Registered Shares	104,810	$9,152,658	(a)
Roche Holding AG	33,800	8,201,507	(a)
Teva Pharmaceutical Industries Ltd., ADR	246,110	4,917,278
Total Health Care		40,850,874
Industrials — 12.0%
Airlines — 0.4%
Cathay Pacific Airways Ltd.	1,359,920	1,731,186	(a)
Commercial Services & Supplies — 1.2%
G4S PLC	1,737,062	4,767,271	(a)
Construction & Engineering — 1.2%
Bouygues SA	84,765	3,093,649	(a)
China Machinery Engineering Corp., Class H Shares	3,604,450	1,639,540	(a)
Total Construction & Engineering		4,733,189
Electrical Equipment — 2.0%
Schneider Electric SE	53,430	3,874,844	(a)
Sensata Technologies Holding NV	80,200	3,761,380	*
Total Electrical Equipment		7,636,224
Machinery — 3.4%
CIMC Enric Holdings Ltd.	4,910,760	3,789,695	(a)
CNH Industrial NV	189,010	1,963,814
KION Group AG	34,110	2,000,180	(a)
Tadano Ltd.	203,071	2,180,779	(a)
Takeuchi Manufacturing Co., Ltd.	141,295	2,963,426	(a)
Total Machinery		12,897,894
Marine — 1.5%
A.P. Moller - Maersk A/S, Class B Shares	4,391	5,574,775	(a)
Professional Services — 1.2%
Adecco Group AG, Registered Shares	92,692	4,535,066	(a)
Road & Rail — 1.1%
Europcar Mobility Group	432,210	4,100,357	(a)(b)
Total Industrials		45,975,962
Information Technology — 5.4%
Electronic Equipment, Instruments & Components — 1.9%
Hitachi Ltd.	232,808	7,110,343	(a)
IT Services — 2.8%
Cielo SA	715,088	2,542,151
Infosys Ltd., ADR	563,330	5,334,735
TravelSky Technology Ltd., Class H Shares	1,187,787	2,874,874	(a)
Total IT Services		10,751,760

See Notes to Financial Statements.

14	ClearBridge International Value Fund 2018 Annual Report

ClearBridge International Value Fund

Security			Shares	Value
Semiconductors & Semiconductor Equipment — 0.7%
Ambarella Inc.			75,930	$2,640,845	*
Total Information Technology				20,502,948
Materials — 14.4%
Chemicals — 5.6%
Akzo Nobel NV			47,713	4,012,881	(a)
BASF SE			65,510	5,046,401	(a)
Incitec Pivot Ltd.			2,160,790	5,981,506	(a)
Nutrien Ltd.			122,880	6,505,000
Total Chemicals				21,545,788
Construction Materials — 1.6%
Cemex SAB de CV, Participation Certificates, ADR			463,764	2,337,370	*
Wienerberger AG			160,782	3,699,064	(a)
Total Construction Materials				6,036,434
Containers & Packaging — 1.0%
Greatview Aseptic Packaging Co., Ltd.			5,565,860	3,685,789	(a)
Metals & Mining — 5.0%
Newcrest Mining Ltd.			234,340	3,441,422	(a)
Novagold Resources Inc.			679,320	2,765,889	*
POSCO			14,664	3,308,173	(a)
Rio Tinto Ltd.			69,610	3,774,530	(a)
Thyssenkrupp AG			283,609	5,963,125	(a)
Total Metals & Mining				19,253,139
Paper & Forest Products — 1.2%
Duratex SA			1,478,034	4,547,491
Total Materials				55,068,641
Total Common Stocks (Cost — $372,207,260)				356,351,573

		Expiration Date	Rights
Rights — 0.0%
Banco Santander SA (Cost — $65,061)		11/2/18	1,615,572	62,765	*(a)
Total Investments before Short-Term Investments (Cost — $372,272,321)				356,414,338

	Rate		Shares
Short-Term Investments — 21.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $81,330,481)	1.995%		81,330,481	81,330,481
Total Investments — 114.4% (Cost — $453,602,802)				437,744,819
Liabilities in Excess of Other Assets — (14.4)%				(54,962,324)
Total Net Assets — 100.0%				$382,782,495

See Notes to Financial Statements.

ClearBridge International Value Fund 2018 Annual Report	15

Schedule of investments (cont’d)

October 31, 2018

ClearBridge International Value Fund

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

Summary of Investments by Country** (unaudited)
United Kingdom	13.1%
France	8.7
Switzerland	8.0
Japan	7.5
China	7.2
Germany	6.8
Italy	4.7
United States	3.6
Canada	3.3
South Korea	2.8
Netherlands	2.3
Australia	2.2
Spain	2.1
Thailand	1.8
Brazil	1.6
Denmark	1.3
India	1.2
Israel	1.1
Austria	0.8
Mexico	0.5
Hong Kong	0.4
Turkey	0.4
Short-Term Investments	18.6
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2018 and are subject to change.

See Notes to Financial Statements.

16	ClearBridge International Value Fund 2018 Annual Report

Statement of assets and liabilities

October 31, 2018

Assets:
Investments, at value (Cost — $453,602,802)	$437,744,819
Foreign currency, at value (Cost — $349,344)	348,411
Interest and dividends receivable	1,285,284
Receivable for Fund shares sold	280,774
Receivable for securities sold	77,466
Prepaid expenses	25,930
Total Assets	439,762,684

Liabilities:
Payable for securities purchased	54,937,126
Payable for Fund shares repurchased	1,545,489
Investment management fee payable	172,486
Service and/or distribution fees payable	39,622
Trustees’ fees payable	2,096
Accrued expenses	283,370
Total Liabilities	56,980,189
Total Net Assets	$382,782,495

Net Assets:
Par value (Note 7)	$391
Paid-in capital in excess of par value	398,135,285
Undistributed net investment income	5,847,895
Accumulated net realized loss on investments and foreign currency transactions	(5,314,758)
Net unrealized depreciation on investments and foreign currencies	(15,886,318)
Total Net Assets	$382,782,495

See Notes to Financial Statements.

ClearBridge International Value Fund 2018 Annual Report	17

Statement of assets and liabilities (cont’d)

October 31, 2018

Net Assets:
Class A	$125,651,631
Class C	$12,945,163
Class R	$1,088,858
Class I	$139,402,457
Class IS	$103,694,386

Shares Outstanding:
Class A	12,685,918
Class C	1,599,736
Class R	111,117
Class I	14,272,047
Class IS	10,394,326

Net Asset Value:
Class A (and redemption price)	$9.90
Class C*	$8.09
Class R (and redemption price)	$9.80
Class I (and redemption price)	$9.77
Class IS (and redemption price)	$9.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.50

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	ClearBridge International Value Fund 2018 Annual Report

Statement of operations

For the Year Ended October 31, 2018

Investment Income:
Dividends	$10,722,884
Interest	233,353
Less: Foreign taxes withheld	(1,103,737)
Total Investment Income	9,852,500

Expenses:
Investment management fee (Note 2)	2,594,483
Service and/or distribution fees (Notes 2 and 5)	519,887
Transfer agent fees (Note 5)	502,845
Registration fees	101,569
Custody fees	92,523
Fund accounting fees	57,176
Audit and tax fees	47,090
Legal fees	40,937
Shareholder reports	37,516
Trustees’ fees	22,500
Insurance	5,164
Interest expense	40
Miscellaneous expenses	10,864
Total Expenses	4,032,594
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(376,136)
Net Expenses	3,656,458
Net Investment Income	6,196,042

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	9,104,790
Foreign currency transactions	(34,180)
Net Realized Gain	9,070,610
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(67,488,262)
Foreign currencies	(22,745)
Change in Net Unrealized Appreciation (Depreciation)	(67,511,007)
Net Loss on Investments and Foreign Currency Transactions	(58,440,397)
Decrease in Net Assets From Operations	$(52,244,355)

See Notes to Financial Statements.

ClearBridge International Value Fund 2018 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2018	2017

Operations:
Net investment income	$6,196,042	$4,826,428
Net realized gain	9,070,610	3,691,669
Change in net unrealized appreciation (depreciation)	(67,511,007)	58,214,567
Increase (Decrease) in Net Assets From Operations	(52,244,355)	66,732,664

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,600,020)	(5,200,024)
Decrease in Net Assets From Distributions to Shareholders	(4,600,020)	(5,200,024)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	188,742,408	85,289,177
Reinvestment of distributions	4,295,672	5,027,604
Cost of shares repurchased	(76,657,074)	(135,412,931)
Increase (Decrease) in Net Assets From Fund Share Transactions	116,381,006	(45,096,150)
Increase in Net Assets	59,536,631	16,436,490

Net Assets:
Beginning of year	323,245,864	306,809,374
End of year*	$382,782,495	$323,245,864
*Includesundistributed net investment income of:	$5,847,895	$4,286,053

See Notes to Financial Statements.

20	ClearBridge International Value Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.79	$9.74	$10.02	$10.51	$10.90

Income (loss) from operations:
Net investment income	0.19	0.14	0.14	0.12	0.12
Net realized and unrealized gain (loss)	(1.94)	2.06	(0.26)	(0.52)	(0.40)
Total income (loss) from operations	(1.75)	2.20	(0.12)	(0.40)	(0.28)

Less distributions from:
Net investment income	(0.14)	(0.15)	(0.16)	(0.09)	(0.11)
Total distributions	(0.14)	(0.15)	(0.16)	(0.09)	(0.11)

Net asset value, end of year	$9.90	$11.79	$9.74	$10.02	$10.51
Total return[2]	(14.90)%	22.85%	(1.17)%	(3.83)%	(2.59)%

Net assets, end of year (millions)	$126	$139	$114	$115	$122

Ratios to average net assets:
Gross expenses	1.40%	1.52%	1.57%	1.55%	1.52%
Net expenses[3,4]	1.25	1.30	1.30	1.41	1.45
Net investment income	1.62	1.30	1.52	1.11	1.08

Portfolio turnover rate	24%	23%	32%	33%[5]	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. During the period August 3, 2015 through November 30, 2017, the expense limitation was 1.30%. During the period December 1, 2012 through August 2, 2015, the expense limitation was 1.45%.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge International Value Fund 2018 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$9.63	$8.02	$8.28	$8.70	$9.05

Income (loss) from operations:
Net investment income	0.08	0.04	0.06	0.03	0.03
Net realized and unrealized gain (loss)	(1.57)	1.69	(0.22)	(0.43)	(0.32)
Total income (loss) from operations	(1.49)	1.73	(0.16)	(0.40)	(0.29)

Less distributions from:
Net investment income	(0.05)	(0.12)	(0.10)	(0.02)	(0.06)
Total distributions	(0.05)	(0.12)	(0.10)	(0.02)	(0.06)

Net asset value, end of year	$8.09	$9.63	$8.02	$8.28	$8.70
Total return[2]	(15.58)%	21.84%	(1.87)%	(4.55)%	(3.25)%

Net assets, end of year (000s)	$12,945	$15,192	$15,975	$15,697	$17,070

Ratios to average net assets:
Gross expenses	2.05%	2.27%	2.22%	2.20%	2.26%
Net expenses[3,4]	1.98	2.05	2.05	2.16	2.20
Net investment income	0.90	0.47	0.76	0.34	0.35

Portfolio turnover rate	24%	23%	32%	33%[5]	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. During the period August 3, 2015 through November 30, 2017, the expense limitation was 2.05%. During the period December 1, 2012 through August 2, 2015, the expense limitation was 2.20%.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	ClearBridge International Value Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31 unless otherwise noted:
Class R Shares[1]	2018	2017	2016	2015	2014[2]

Net asset value, beginning of year	$11.68	$9.69	$9.98	$10.50	$11.03

Income (loss) from operations:
Net investment income	0.17	0.11	0.16	0.09	0.10
Net realized and unrealized gain (loss)	(1.93)	2.04	(0.30)	(0.52)	(0.63)
Total income (loss) from operations	(1.76)	2.15	(0.14)	(0.43)	(0.53)

Less distributions from:
Net investment income	(0.12)	(0.16)	(0.15)	(0.09)	—
Total distributions	(0.12)	(0.16)	(0.15)	(0.09)	—

Net asset value, end of year	$9.80	$11.68	$9.69	$9.98	$10.50
Total return[3]	(15.18)%	22.54%	(1.33)%	(4.14)%	(4.81)%

Net assets, end of year (000s)	$1,089	$1,950	$1,120	$18	$13

Ratios to average net assets:
Gross expenses	1.59%	1.71%	1.64%	1.86%	1.66%[4]
Net expenses[5]	1.50 [6]	1.54 [6]	1.46 [6]	1.65 [6]	1.66 [4]
Net investment income	1.46	1.05	1.66	0.85	1.23 [4]

Portfolio turnover rate	24%	23%	32%	33%[7]	33%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. During the period August 3, 2015 through November 30, 2017, the expense limitation was 1.55%. Prior to August 3, 2015, the expense limitation was 1.70%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

[8]	For the year ended October 31, 2014.

See Notes to Financial Statements.

ClearBridge International Value Fund 2018 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.64	$9.62	$9.91	$10.39	$10.77

Income (loss) from operations:
Net investment income	0.23	0.18	0.17	0.16	0.18
Net realized and unrealized gain (loss)	(1.91)	2.02	(0.25)	(0.51)	(0.42)
Total income (loss) from operations	(1.68)	2.20	(0.08)	(0.35)	(0.24)

Less distributions from:
Net investment income	(0.19)	(0.18)	(0.21)	(0.13)	(0.14)
Total distributions	(0.19)	(0.18)	(0.21)	(0.13)	(0.14)

Net asset value, end of year	$9.77	$11.64	$9.62	$9.91	$10.39
Total return[2]	(14.66)%	23.26%	(0.81)%	(3.37)%	(2.20)%

Net assets, end of year (millions)	$139	$67	$44	$41	$44

Ratios to average net assets:
Gross expenses	1.00%	1.09%	1.06%	1.10%	1.08%
Net expenses[3,4]	0.90	0.95	0.93	0.95	1.04
Net investment income	2.02	1.66	1.84	1.58	1.64

Portfolio turnover rate	24%	23%	32%	33%[5]	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. During the period October 1, 2014 through November 30, 2017, the expense limitation was 0.95%. Prior to October 1, 2014, the expense limitation was 1.15%.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	ClearBridge International Value Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.88	$9.81	$10.10	$10.59	$10.96

Income (loss) from operations:
Net investment income	0.23	0.19	0.18	0.17	0.17
Net realized and unrealized gain (loss)	(1.93)	2.07	(0.26)	(0.52)	(0.39)
Total income (loss) from operations	(1.70)	2.26	(0.08)	(0.35)	(0.22)

Less distributions from:
Net investment income	(0.20)	(0.19)	(0.21)	(0.14)	(0.15)
Total distributions	(0.20)	(0.19)	(0.21)	(0.14)	(0.15)

Net asset value, end of year	$9.98	$11.88	$9.81	$10.10	$10.59
Total return[2]	(14.54)%	23.41%	(0.77)%	(3.36)%	(2.00)%

Net assets, end of year (millions)	$104	$100	$131	$141	$181

Ratios to average net assets:
Gross expenses	0.88%	0.97%	0.98%	0.98%	0.97%
Net expenses[3,4]	0.80	0.85	0.85	0.93	0.96
Net investment income	2.04	1.80	1.96	1.63	1.53

Portfolio turnover rate	24%	23%	32%	33%[5]	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. During the period August 3, 2015 through November 30, 2017, the expense limitation was 0.85%. In addition, the ratio of total fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I Shares.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge International Value Fund 2018 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

26	ClearBridge International Value Fund 2018 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge International Value Fund 2018 Annual Report	27

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Energy	$5,324,035	$27,170,200	—	$32,494,235
Health care	14,191,438	26,659,436	—	40,850,874
Industrials	5,725,194	40,250,768	—	45,975,962
Information technology	10,517,731	9,985,217	—	20,502,948
Materials	16,155,750	38,912,891	—	55,068,641
Other common stocks	—	161,458,913	—	161,458,913
Rights	—	62,765	—	62,765
Total long-term investments	51,914,148	304,500,190	—	356,414,338
Short-term investments†	81,330,481	—	—	81,330,481
Total investments	$133,244,629	$304,500,190	—	$437,744,819

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2018, securities valued at $303,848,481 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

At October 31, 2018, securities valued at $651,709 were classified as Level 2 within the fair value hierarchy due to the unavailability of a quoted price in an active market for an identical investment.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

28	ClearBridge International Value Fund 2018 Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

ClearBridge International Value Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(34,180)	$34,180

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, effective December 1, 2017, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.700
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

30	ClearBridge International Value Fund 2018 Annual Report

Prior to December 1, 2017, the Fund paid a management fee at an annual rate as follows: 0.850% of assets up to and including $1 billion; 0.825% of assets over $1 billion and up to and including $2 billion; 0.800% of assets over $2 billion and up to and including $5 billion; 0.775% of assets over $5 billion and up to and including $10 billion; and 0.750% of assets over $10 billion.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

Effective December 1, 2017, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I and Class IS shares did not exceed 1.25%, 2.00%, 1.50%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

Prior to December 1, 2017, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I, Class IS shares did not exceed 1.30%, 2.05%, 1.55%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

During the year ended October 31, 2018, fees waived and/or expenses reimbursed amounted to $376,136.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

ClearBridge International Value Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

For the year ended October 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$128,065	—
CDSCs	583	$856

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$173,294,102
Sales	79,004,355

At October 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$453,776,357	$28,502,068	$(44,533,606)	$(16,031,538)

4. Derivative instruments and hedging activities

During the year ended October 31, 2018, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$357,295	†	$384,087
Class C	154,442	†	27,017
Class R	8,150		3,461
Class I	—		86,254
Class IS	—		2,026
Total	$519,887		$502,845

†

Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2018, the service and/or distribution fees reimbursed amounted to $34 and $50 for Class A and Class C shares, respectively.

32	ClearBridge International Value Fund 2018 Annual Report

For the year ended October 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$205,034
Class C	11,649
Class R	1,424
Class I	73,134
Class IS	84,895
Total	$376,136

6. Distributions to shareholders by class

	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Investment Income:
Class A	$1,689,434	$1,721,922
Class C	73,218	279,917
Class R	21,520	19,032
Class I	1,080,270	787,293
Class IS	1,735,578	2,391,860
Total	$4,600,020	$5,200,024

7. Shares of beneficial interest

At October 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,221,684	$37,117,139	2,714,690	$29,190,534
Shares issued on reinvestment	142,520	1,631,847	168,261	1,655,688
Shares repurchased	(2,500,737)	(28,370,699)	(2,798,884)	(30,018,038)
Net increase	863,467	$10,378,287	84,067	$828,184

Class C
Shares sold	273,626	$2,675,919	869,964	$7,299,086
Shares issued on reinvestment	7,299	68,754	33,556	271,467
Shares repurchased	(258,451)	(2,402,165)	(1,319,217)	(11,594,346)
Net increase (decrease)	22,474	$342,508	(415,697)	$(4,023,793)

ClearBridge International Value Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class R
Shares sold	102,492	$1,190,789	92,927	$976,993
Shares issued on reinvestment	175	1,986	20	196
Shares repurchased	(158,509)	(1,824,067)	(41,633)	(440,064)
Net increase (decrease)	(55,842)	$(631,292)	51,314	$537,125

Class I
Shares sold	11,187,125	$112,555,807	3,266,284	$34,552,664
Shares issued on reinvestment	76,194	857,938	73,181	708,393
Shares repurchased	(2,748,764)	(30,044,578)	(2,161,650)	(22,288,442)
Net increase	8,514,555	$83,369,167	1,177,815	$12,972,615

Class IS
Shares sold	3,084,433	$35,202,754	1,266,768	$13,269,900
Shares issued on reinvestment	151,014	1,735,147	242,091	2,391,860
Shares repurchased	(1,230,497)	(14,015,565)	(6,505,516)	(71,072,041)
Net increase (decrease)	2,004,950	$22,922,336	(4,996,657)	$(55,410,281)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$4,600,020	$5,200,024

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$5,909,572
Deferred Capital Losses(*)	(5,146,070)
Other book/tax temporary differences(a)	(56,810)
Unrealized appreciation (depreciation)(b)	(16,059,873)
Total accumulated earnings (losses) — net	$(15,353,181)

(*)

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

34	ClearBridge International Value Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge International Value Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018 and the statement of changes in net assets and financial highlights for each of the two years in the period ended October 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

ClearBridge International Value Fund 2018 Annual Report	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

36	ClearBridge International Value Fund

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

ClearBridge International Value Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/ Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

38	ClearBridge International Value Fund

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

ClearBridge International Value Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

40	ClearBridge International Value Fund

Additional Officers cont’d
Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge International Value Fund	41

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2018:

Record date:	12/6/2017
Payable date:	12/7/2017
Ordinary income:
Qualified dividend income for individuals*	100.00%
Foreign source income*	99.41%
Foreign taxes paid per share	$0.028984

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

42	ClearBridge International Value Fund

ClearBridge

International Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H.Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective March 12, 2018, BNY became custodian.

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge International Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge International Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01936 12/18 SR18-3494

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2017 and October 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $384,160 in October 31, 2017 and $404,744 in October 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2017 and $31,693 in October 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $47,930 in October 31, 2017 and $39,130 in October 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in October 31, 2017 and $0 in October 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2017 and October 31, 2018; Tax Fees were 100% and 100% for October 31, 2017 and October 31, 2018; and Other Fees were 100% and 100% for October 31, 2017 and October 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $160,000 in October 31, 2017 and $678,000 in October 31, 2018.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 26, 2018